DocuSign Envelope ID: 46683508-267C-4318-8B83-D004D7A5098C PARENT COMPANY AGREEMENT This PARENT COMPANY AGREEMENT (the "Agreement"), dated as of , is made and entered into by and among the FEDERAL DEPOSIT INSURANCE CORPORATION, a Federal banking agency existing under the laws of the United States and having its principal office in Washington, DC (the "FDIC"); NELNET, INC., a corporation duly organized and existing under the laws of the State of Nebraska with headquarters at 121 South 13th Street, Suite 100, Lincoln, NE, 68508 (the "Parent Company"); MICHAEL DUNLAP, controlling shareholder of the Parent Company (the "Controlling Shareholder"); and NELNET BANK, a proposed Utah-cha~~tered industrial bank, located at 13907 S. Minuteman Drive, Draper, Salt Lalce County, Utah 84020 (the "Applicant"). WITNESSETH: WHEREAS, the FDIC is authorized by sections 5, 6 and 11 of the Federal Deposit Insurance Act (the "FDI Act"), 12 U,S.C. §§ 1815, 1816, and 1821, to act on all applications for Federal Deposit Insurance by depository institutions and to insure the deposits of all such institutions entitled to the benefits of Federal Deposit Insurance; WHEREAS, the Applicant is a proposed Utah-chartered industrial bank being foamed as a wholly-owned subsidiary of the Parent Company that has submitted to the FDIC an application for Federal Deposit Insurance (the "Application"); WHEREAS, the Parent Company is a publicly traded company and desires to organize the Applicant to originate, refinance and service private student and consumer loans, and to offer deposit products; WHEREAS, the FDIC has determined that this Agreement is necessary to better address the potential risks to the Applicant and the Deposit Insurance Fund; WHEREAS, the FDIC is required by section 38A(b) of the FDI Act, 12 U.S.C. § 18310- 1(b), to require the Parent Company to serve as a source of financial strength to the Applicant; WHEREAS, the Applicant, the Parent Company, and the Controlling Shareholder have expressed their willingness to submit to such conditions as the FDIC inay determine are reasonable and necessary for this purpose; NOW, THEREFORE, in consideration of the premises, terms, and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

DocuSign Envelope ID: 46883508-2B7C-4318-8883-D004D7A5098C 1. Effectiveness; Approval of the FDIC. Upon approval of the Application by the FDIC, this Agreement shall become fully effective and binding upon the parties hereto. 2. Obligations of the Parent Company. a) Capital and Liquidity. Parent Company shall (or the Controlling Shareholder shall cause the Parent Company to) maintain the Applicant's capital and liquidity at such levels as the FDIC deems appropriate, as reflected in the terms of a Capital and Liquidity Maintenance Agreement (CALMA) entered into by and among the Parent Company, the Controlling Shareholder, the FDIC, and the Applicant; and take such other actions as the FDIC deems appropriate to provide the Applicant with resources for additional capital and liquidity. b) Subsidiary Listing. The Parent Company shall submit to the FDIC annually a listing of all of its subsidiaries and affiliates. Such listing should be submitted by March 31 of each year following approval of this Application for the prior year-end. c) Examination. The Parent Company consents to examination by the FDIC of the Parent Company and each of its subsidiaries to monitor compliance with this Agreement, the CALMA, and the provisions of the FDI Act or any other Federal law that the FDIC has specific jurisdiction to enforce against the Parent Company or its subsidiaries and affiliates. d) Reports. The Parent Company shall submit to the FDIC such reports as may be requested by the FDIC to keep the FDIC informed as to the Parent Company's financial condition, systems for monitoring and controlling financial, compliance, and operating risks, and transactions with the Applicant; and as to compliance by Parent Company and its subsidiaries and affiliates, including the Applicant, with applicable provisions of the FDI Act or other Federal laws that the FDIC has specific jurisdiction to enforce against the Parent Company and its subsidiaries, including, without limitation, those laws and regulations governing transactions and relationships between any depository institution and its affiliates. e) Records. The Parent Company shall maintain such records as the FDIC may deem necessary to assess the risks to the Applicant or the Deposit Insurance Fund. ~ Board Representation. The Parent Company shall limit its representation, and the representation of its subsidiaries and affiliates, direct and indirect, on the Board of Directors of the Applicant to no snore than twenty-five (25) percent of the members of such Board of Directors, g) Control. The Parent Company shall provide written notification to the FDIC within thirty (30) calendar days of becoming aware of any person who newly acquires or

DocuSign Envelope ID: 46663508-267C-4318-8683-D004D7A5098C reacquires control, directly or indirectly, by owning, controlling, or holding the power to vote ten (10) percent or more of any class of voting shares of the Parent Company or acquires the ability to vote teii (10) percent or more of the votes available to be cast in a shareholder vote. h) Non-Compliance with Agreements. Parent Company shall notify the FDIC within ten (10) calendar days of any non-compliance with any of the covenants in (i) any agreements with its lenders or investors, including credit agreements, bond indentures, or similar documents; or (ii) any funding or similar agreements. 3. Contin~encv Planning. a) Contingency Plan Required. No later than thirty (30) calendar days prior to the Applicant opening for business, the Parent Company shall submit a written Contingency Plan to the FDIC, seeking the FDIC's written determination of no supervisory objection thereto. Such Contingency Plan shall contain the information required under paragraph 3 c) hereof. b) Adoption of the Contingency Plan. Within ten (10) calendar days of receipt by the Parent Company of the FDIC's non-objection to the Contingency Plan, the Parent Company shall adopt and thereafter implement and adhere to such Contingency Plan. Within ten (10) calendar days of adopting the Contingency Plan, the Parent Company shall submit to the FDIC a certified copy of a resolution by the Parent Company's Board of Directors approving and adopting the Contingency Plan and committing that in the future the Parent Company will take such actions as may be needed for the Applicant to successfully implement any recovery actions or disposition strategies provided in the Contingency Plan, c) Contents of Contingency Plan. The Contingency Plan shall: i) Describe the overall organizational and legal structure of the Parent Company and of the Applicant; ii) Identify scenarios in which each of the Parent Company and the Applicant would be likely to experience significant financial or operational stress; iii) Describe the Applicant's core business lines and any of the Applicant's operations that may be critical in maintaining the financial strength and viability of the Applicant or the Parent Company ("critical operations"); iv) Identify specific indicators of risk or severe stress that could negatively impact the Parent Company's ability to serve as a source of strength for the Applicant and describe actions that would be taken by the Parent Company to improve the Patent Company's ability to serve as a source of strength for the Applicant;

DocuSign Envelope ID: 46B63508-2B7C-4318-8683-D004D7A5098C v) Identify specific indicators of risk or severe stress that could threaten the Applicant's critical operations or otherwise result in the failure or insolvency of the Applicant and describe actions that would be taken by the Applicant, or the Parent Company, to enable the Applicant to recover from such risk or severe stress ("recovery actions"); vi) Describe the strategy for ensuring the Applicant is adequately protected from risks that may arise from the activities of the Parent Company and any of its subsidiaries and affiliates at the time, and for the duration, of any recovery actions; vii) Identify the points) at which further recovery actions are unlikely to restore the Applicant to financial strength and viability or otherwise remedy financial or operational sh~ess; viii) Set forth options for the orderly wind down of the Applicant through liquidation, sale, or merger, without the appointment of a conservator or receiver (each, a "disposition strategy"), through the description of the specific steps, including a projected timeline, for the execution of each disposition strategy; and ix) Estimate the amount of capital and liquidity that would be required for the Applicant to successfully complete each disposition strategy, including but not limited to the source of funds to pay operating expenses and the source of funds to pay deposits, other debt, and other obligations. d) Material Event. The Parent Company shall submit to the FDIC for determination of no supervisory objection an updated Contingency Plan upon the occurrence of any event that materially alters: i) the organizational or legal structure of the Parent Company or the Applicant; ii) the core business lines or critical operations of the Applicant; or iii) the financial condition of the Parent Company or the Applicant. 4. Miscellaneous Provisions. a) Definitions. The term "Board of Directors" includes, for a corporation, the board of directors, and for a limited liability company, the board of managers or the managing members, as appropriate. The term "subsidiary" means any company that is directly or indirectly controlled by another company, and "control" has the meaning given it in section 7(j)(8)(B) of the FDI Act, 12 U.S.C. § 1817(j)(8)(B), and includes the presumption of control reflected in section 303.82(b)(1) of the FDIC's Rules and Regulations, 12 C.F.R. § 303.82(b)(1). Other terms used in this Agreement that are not 4

DocuSign Envelope ID: 46863508-267C-4318-8683-D004D7A5098C otherwise defined herein have the meanings given to them in section 3 of the FDI Act, 12 U.S.C. § 1813. b) Enforceability as a Written Agreement. In addition to any other remedies provided by law, the parties agree that this Agreement is binding and enforceable by the FDIC as a written agreement pursuant to sections 8 and 50 of the FDI Act, 12 U.S.C. §§ 1818 and 1831aa, against the Applicant, the Parent Company, the Controlling Shareholdet~, and their successors and assigns. c) Conservatorship or Receivership of tl~e Applicant. In the event of the appointment of a conservator or receiver for the Applicant, the obligations of the Parent Company hereunder shall survive said appointment and be enforceable by the FDIC as conservator or receiver. d) Bankruptcy Treatment of Commitments. The parties agree that obligations of the Patent Company and the Applicant contained in this Agreement include commitments to maintain the capital and liquidity of the Applicant and, if a bankruptcy petition is filed by or against the Parent Company, the obligations of the Parent Company contained in this Agreement shall be immediately cured by the Parent Company pursuant to 11 U.S,C. § 365(0), and any claim for a subsequent breach of the Parent Company's obligations herein shall be entitled to priority under ll U.S.C. § 507(a)(9). e) Authority of the Parent Company and the Applicant. The'Board of Directors of each of the Parent Company and the Applicant have each approved a Resolution authorizing the Parent Company and the Applicant to enter into this Agreement. A certified copy of each duly adopted Resolution is attached hereto and is incorporated herein by reference. ~ Governing Law. This Agreement and the rights and obligations hereunder shall be governed by, and shall be construed in accordance with, the Federal laws of the United States, and in the absence of controlling Federal laws, in accordance with the laws of the State of Delaware. g) No Waiver. No failure or delay in the exercise of any right or remedy on the part of any of the parties hereto shall operate as a waiver or termination thereof, nor shall any exercise or partial exercise of any right or remedy preclude any other or further exercise of such right or remedy or any other right or remedy. h) Severability. In the event any one or more of the provisions contained herein should be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith to replace the invalid, illegal, or unenforceable provision with a valid provision, the effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provision.

DocuSign Envelope ID: 46BB3508-2B7C-4318-8683-D004D7A5098C i) Modifications. This Agreement may not be modified, amended, changed, discharged, terminated, released, renewed, or extended in any manner except by a writing signed by all of the parties. j) Addresses for and Receipt of Notice. Any notice, correspondence, or submission required by this Agreement shall be provided in writing and shall be delivered by hand or sent by United States express mail or commercial express mail, postage prepaid, and addressed as follows: If to the Parent Company: Nelnet, Inc. Attn: Timothy Tewes, President 1248 "O" Street, Suite 900 Lincoln, NE 68508 If to the Controlling Shareholder Michael S. Dunlap 1248 "O" Street, Ste. 900 Lincoln, NE 68508 If to the Applicant: Nelnet Banlc Attn: Timothy Tewes 1248 "O" Street, Ste. 900 Lincoln, NE 68508 If to the FDIC: Associate Director, Division of Risk Management Supervision Risk Management Examination Branch Federal Deposit Insurance Corporation 550 17t~' Street, NW Washington, DC 20429 k) No Assignment. This agreement may not be assigned or transferred, in whole or in part, without the prior written consent of the FDIC. 1) Binding on Parties, Successors and Assigns. This Agreement is binding on the parties hereto, their successors and assigns. m) Joint and Several Liability. The obligations, liabilities, agreements, and commitments of the parties contained herein are joint and several, and the FDIC may pursue any right

DocuSign Envelope ID; 46683508-267C-4318-8683-D004D7A5098C or remedy that it may have against one or more of the other parties without releasing or discharging any other party. n) Complete Agreement. This Agreement is the complete and exclusive statement of the agreement between the parties concerning the commitments set forth in the Agreement, and supersedes all prior written or oral communications, representations, and agreements relating to the subject matter of the Agreement, except that this Agreement does not affect or otherwise alter the CALMA, o) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all such counterparts taken together shall constitute one and the same Agreement. IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year indicated above. 9ned~ b N~ , B3' ocseceoac000aoz.~eff Noordhoel< Name: Title: cEo MI ~~,9 By:~ ~a~ 39A188C794CE407... Mile Dunlap Name: Title: N ~`~'~~i`l'~K By Qw~I,vY,a, ~t.ass e5szze~oeccFa22... Andrea Moss Name: rest en o T1tle: FEDERAL DEPOSIT INSURANCE CORPORATION By: , Nye: ~' Title: ~ F ~=- 7